BNY Mellon Small/Mid Cap Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2025 (Unaudited)

Description	Shares	Value ($)
Common Stocks — 96.5%
Automobiles & Components — 2.2%
Patrick Industries, Inc.	172,974	18,755,571
Capital Goods — 27.6%
AeroVironment, Inc.(a),(b)	98,979	23,942,030
Builders FirstSource, Inc.(a)	83,793	8,621,462
Construction Partners, Inc., Cl. A(a)	171,594	18,626,529
Curtiss-Wright Corp.	41,522	22,889,833
Esab Corp.	139,839	15,622,813
Flowserve Corp.	247,987	17,205,338
Fortune Brands Innovations, Inc.	358,214	17,917,864
Herc Holdings, Inc.(b)	96,200	14,274,156
Hubbell, Inc.	27,974	12,423,533
Karman Holdings, Inc.(a),(b)	400,475	29,302,756
Regal Rexnord Corp.	137,281	19,263,270
The Timken Company	211,467	17,790,719
WESCO International, Inc.	62,353	15,254,038
		233,134,341
Commercial & Professional Services — 2.4%
BlackSky Technology, Inc.(a),(b)	432,400	8,107,500
HNI Corp.	279,293	11,741,478
		19,848,978
Consumer Discretionary Distribution & Retail — 3.9%
RH(a),(b)	45,231	8,103,133
Warby Parker, Inc., Cl. A(a),(b)	1,139,158	24,822,253
		32,925,386
Consumer Durables & Apparel — 3.9%
Brunswick Corp.	299,065	22,202,586
YETI Holdings, Inc.(a),(b)	239,819	10,592,805
		32,795,391
Consumer Services — 4.0%
Black Rock Coffee Bar, Inc., Cl. A(a)	328,780	7,315,355
First Watch Restaurant Group, Inc.(a)	539,275	8,132,267
Wingstop, Inc.(b)	77,962	18,593,157
		34,040,779
Consumer Staples Distribution & Retail — 2.9%
Casey’s General Stores, Inc.	44,879	24,805,072
Food, Beverage & Tobacco — 1.8%
Freshpet, Inc.(a)	254,351	15,497,606
Health Care Equipment & Services — 8.3%
Ceribell, Inc.(a),(b)	452,720	9,928,149
GeneDx Holdings Corp.(a)	69,998	9,103,940
Guardant Health, Inc.(a)	304,921	31,144,631
Privia Health Group, Inc.(a)	849,356	20,138,231
		70,314,951
Insurance — 5.3%
Assurant, Inc.	43,165	10,396,290
Ryan Specialty Holdings, Inc.(b)	180,620	9,325,411
The Baldwin Insurance Group, Inc.(a),(b)	1,049,510	25,219,725
		44,941,426

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 96.5% (continued)
Materials — 3.4%
Alcoa Corp.	163,113	8,667,825
Eagle Materials, Inc.	55,779	11,528,404
Louisiana-Pacific Corp.	110,910	8,957,091
		29,153,320
Pharmaceuticals, Biotechnology & Life Sciences — 16.2%
Ascendis Pharma A/S, ADR(a)	44,493	9,487,687
Bio-Techne Corp.(b)	322,296	18,954,228
Denali Therapeutics, Inc.(a)	153,528	2,534,747
Insmed, Inc.(a)	92,401	16,081,470
Madrigal Pharmaceuticals, Inc.(a)	16,862	9,819,417
Mirum Pharmaceuticals, Inc.(a)	144,719	11,431,354
Monopar Therapeutics, Inc.(a)	27,674	1,807,112
Natera, Inc.(a)	32,952	7,548,974
Newamsterdam Pharma Co. NV(a),(b)	188,317	6,606,161
Repligen Corp.(a)	176,419	28,908,017
Rezolute, Inc.(a),(b)	236,301	557,671
Rhythm Pharmaceuticals, Inc.(a)	59,454	6,363,956
Soleno Therapeutics, Inc.(a)	185,936	8,608,837
Syndax Pharmaceuticals, Inc.(a)	188,529	3,960,994
Xenon Pharmaceuticals, Inc.(a)	96,649	4,331,808
		137,002,433
Semiconductors & Semiconductor Equipment — 9.5%
Entegris, Inc.	119,421	10,061,219
MKS, Inc.	145,444	23,241,951
Onto Innovation, Inc.(a)	67,168	10,603,141
Rambus, Inc.(a)	130,788	12,018,109
SiTime Corp.(a)	69,421	24,518,803
		80,443,223
Software & Services — 1.2%
JFrog Ltd.(a)	163,062	10,184,853
Technology Hardware & Equipment — 2.0%
Mirion Technologies, Inc.(a),(b)	705,667	16,526,721
Transportation — 1.9%
Schneider National, Inc., Cl. B(b)	613,962	16,288,412
Total Common Stocks (cost $701,462,606)		816,658,463
Private Equity — 2.3%
Consumer Staples Distribution & Retail — .7%
Supplying Demand, Inc., Ser. E (a),(c)	497,558	5,642,308
Real Estate Management & Development — .2%
Roofstock, Ser. E (a),(c)	346,123	1,810,223
Software & Services — 1.4%
Fundbox, Ser. D (a),(c)	702,664	6,225,603
Locus Robotics, Ser. F (a),(c)	101,086	5,932,738
		12,158,341
Total Private Equity (cost $29,263,821)		19,610,872

Description	Number of Rights	Value ($)
Rights — .1%
Health Care Equipment & Services — .1%
ABIOMED, Inc., expiring 12/31/2049(c) (cost $0)	160,644	194,379

	1-Day Yield (%)	Shares
Investment Companies — .4%
Registered Investment Companies — .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $3,068,773)	3.89	3,068,773	3,068,773
Investment of Cash Collateral for Securities Loaned — .3%
Registered Investment Companies — .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(d) (cost $2,904,215)	3.89	2,904,215	2,904,215
Total Investments (cost $736,699,415)		99.6%	842,436,702
Cash and Receivables (Net)		.4%	3,722,465
Net Assets		100.0%	846,159,167

ADR—American Depositary Receipt

(a)	Non-income producing security.
(b)
Security, or portion thereof, on loan. At December 31, 2025, the value of the fund’s securities on loan was $165,683,746 and the value of the collateral was
$172,264,068, consisting of cash collateral of $2,904,215 and U.S. Government & Agency securities valued at $169,359,853.  In addition, the value of collateral may include pending sales that are also on loan.

(c)	The fund held Level 3 securities at December 31, 2025. These securities were valued at $19,805,251 or 2.3% of net assets.
(d)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.
See notes to schedule of investments.

Schedule of Investments
BNY Mellon Small/Mid Cap Growth Fund
December 31, 2025 (Unaudited)
The following is a summary of the inputs used as of December 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	816,658,463	—	—	816,658,463
Equity Securities - Private Equity	—	—	19,610,872	19,610,872
Rights	—	—	194,379	194,379
Investment Companies	5,972,988	—	—	5,972,988
	822,631,451	—	19,805,251	842,436,702

†	See Schedule of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Schedule of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
At December 31, 2025, accumulated net unrealized appreciation on investments was $105,737,287, consisting of $145,294,308 gross unrealized appreciation and $39,557,021 gross unrealized depreciation.
At December 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Schedule of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.